UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/06

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2006

Annual Report
to Shareholders

DWS High Yield Tax Free Fund

(formerly Scudder High Yield Tax-Free Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. This fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. This may result in greater share price volatility. A portion of the fund's returns may be subject to federal, state and local tax and the alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods for Class A, B and C shares and all periods for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 1, 2000 are derived from the historical performance of Class S shares of the DWS High Yield Tax Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS High Yield Tax Free Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.01%	4.96%	5.99%	6.27%
Class B	3.13%	4.14%	5.14%	5.39%
Class C	3.15%	4.14%	5.17%	5.39%
Lehman Brothers Municipal Bond Index+	1.89%	3.22%	5.27%	5.95%
DWS High Yield Tax Free Fund	1-Year	3-Year	Life of Class*
Institutional Class	4.18%	5.12%	5.54%
Lehman Brothers Municipal Bond Index+	1.89%	3.22%	4.31%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/06	$ 12.78	$ 12.78	$ 12.78	$ 12.79
5/31/05	$ 12.88	$ 12.89	$ 12.89	$ 12.90
Distribution Information: Twelve Months: Income Dividends as of 5/31/06	$ .60	$ .50	$ .51	$ .64
Capital Gain Distributions as of 5/31/06	$ .002	$ .002	$ .002	$ .002
May Income Dividend	$ .0477	$ .0401	$ .0402	$ .0520
SEC 30-day Yield++ as of 5/31/06	3.77%	3.25%	3.25%	4.20%
Tax Equivalent Yield++ as of 5/31/06	5.80%	5.00%	5.00%	6.46%
Current Annualized Distribution Rate++ as of 5/31/06	4.39%	3.69%	3.70%	4.78%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.17% for the Institutional Class, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. In addition, the current annualized distribution rate would have been 4.76% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	55	of	82	67
3-Year	62	of	78	79
5-Year	31	of	71	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Yield Tax Free Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/06
DWS High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,933	$11,043	$12,774	$17,546
	Average annual total return	-.67%	3.36%	5.02%	5.78%
Class B	Growth of $10,000	$10,016	$11,097	$12,751	$16,902
	Average annual total return	.16%	3.53%	4.98%	5.39%
Class C	Growth of $10,000	$10,315	$11,293	$12,864	$16,911
	Average annual total return	3.15%	4.14%	5.17%	5.39%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,189	$10,997	$12,926	$17,816
	Average annual total return	1.89%	3.22%	5.27%	5.95%
DWS High Yield Tax Free Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,041,800	$1,161,800	$1,226,200
	Average annual total return	4.18%	5.12%	5.54%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,018,900	$1,099,700	$1,043,100
	Average annual total return	1.89%	3.22%	4.31%

The growth of $10,000 and $1,000,000 are cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods for Class S and Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the DWS High Yield Tax Free Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 5/31/06
DWS High Yield Tax Free Fund	1-Year	3-Year	5-Year	10-Year
Class S	4.19%	5.07%	6.07%	6.44%
Class AARP	4.20%	5.08%	6.07%	6.44%
Lehman Brothers Municipal Bond Index+	1.89%	3.22%	5.27%	5.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 5/31/06	$ 12.79	$ 12.79
5/31/05	$ 12.89	$ 12.89
Distribution Information: Twelve Months: Income Dividends as of 5/31/06	$ .63	$ .63
Capital Gain Distributions as of 5/31/06	$ .002	$ .002
May Income Dividend	$ .0504	$ .0499
SEC 30-day Yield++ as of 5/31/06	4.19%	4.14%
Tax Equivalent Yield++ as of 5/31/06	6.45%	6.37%
Current Annualized Distribution Rate++ as of 5/31/06	4.64%	4.59%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the fund's yield and a marginal federal income rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — High-Yield Municipal Debt Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	51	of	82	62
3-Year	56	of	78	71
5-Year	26	of	71	37
10-Year	5	of	35	14

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS High Yield Tax Free Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/06
DWS High Yield Tax Free Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,419	$11,600	$13,425	$18,658
	Average annual total return	4.19%	5.07%	6.07%	6.44%
Class AARP	Growth of $10,000	$10,420	$11,603	$13,426	$18,665
	Average annual total return	4.20%	5.08%	6.07%	6.44%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,189	$10,997	$12,926	$17,816
	Average annual total return	1.89%	3.22%	5.27%	5.95%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Institutional Class shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,024.80	$ 1,020.90	$ 1,020.20	$ 1,025.70	$ 1,025.60	$ 1,025.10
Expenses Paid per $1,000*	$ 5.00	$ 8.82	$ 8.71	$ 4.09	$ 4.14	$ 4.09
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,020.00	$ 1,016.21	$ 1,016.31	$ 1,020.89	$ 1,020.84	$ 1,020.89
Expenses Paid per $1,000*	$ 4.99	$ 8.80	$ 8.70	$ 4.08	$ 4.13	$ 4.08

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
DWS High Yield Tax Free Fund	0.99%	1.75%	1.73%	0.81%	0.82%	0.81%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Yield Tax Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Yield Tax Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1987.

Over 29 years of investment industry experience.

BA, MBA, University of Massachusetts at Amherst.

Rebecca L. Flinn

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1998.

Over 20 years of investment industry experience.

BA, University of Redlands, California.

Philip G. Condon serves as lead portfolio manager of DWS High Yield Tax Free Fund. Rebecca L. Flinn is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q: Will you describe the general market environment during the annual period ended May 31, 2006?

A: Municipal bonds delivered tepid results over the period, although returns were significantly above those in the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 1.89% for the 12 months ended May 31, 2006.1 The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of -0.48% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) continued to gradually increase short-term interest rates as it moves to a neutral monetary policy. Over the period, the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — was raised eight times by 0.25%, to 5.00% as of May 31, 2006. This caused yields on shorter-term bonds, which are highly sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. Longer-term interest rates rose as well, although to a lesser extent.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For most of 2005, the supply of municipal issues coming to market was heavy, driven in large part by refunding activity as borrowers sought to take advantage of low interest rates. Toward the end of 2005, supply began to drop off. This trend has prevailed so far in 2006, as supply nationally is down significantly compared with the same period in 2005. On the demand side, interest from institutional investors such as insurance companies has remained strong, and mutual funds also provided support. In addition, as yields rose, individual investors began to display renewed interest in municipal issues. The combination of lightening supply of and continued broad demand for municipal issues contributed to their strong performance relative to most areas of the taxable market.

The municipal bond yield curve flattened during the 12-month period.3 The two-year bond yield increased 83 basis points, from 2.76% to 3.59%, while the 30-year yield rose only 27 basis points, to 4.53% from 4.26%, resulting in a total flattening of 56 basis points. (See the accompanying graph for municipal bond yield changes from the beginning to the end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Q: How did DWS High Yield Tax Free Fund perform for the 12-month period ended May 31, 2006?

A: DWS High Yield Tax Free Fund's Class A shares posted a return of 4.01% for the period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share

Municipal Bond Yield Curve (as of 5/31/05 and 5/31/06)

Source: Municipal Market Data, AAA-rated universe

This chart is not intended to represent the yield of any DWS fund.

classes and more complete performance information.) Its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 1.89%, while the fund's average peer in the Lipper High Yield Municipal Debt Funds category gained 4.62%.4

4 The Lipper High Yield Municipal Debt Funds category includes funds that invest at least 50% of assets in lower-rated municipal debt issues. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the High Yield Municipal Debt Funds category. For the one-, three- and five-year periods, this category's average return was 4.62% (82 funds), 5.82% (78 funds) and 5.88% (71 funds), respectively, as of May 31, 2006. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period?

A: High-yield municipal bonds continued to outperform the broader municipal market over the annual period. Interest rates remain low by historical standards, and investors continue to seek higher-yielding, lower-quality investments. This increase in demand led high-yield securities to outperform higher-quality bonds in the period. In addition, the US economy continued to show signs of improvement throughout the period, strengthening the outlook for entities that issue high-yield bonds. As a result, the yield spread provided by high-yield bonds to compensate investors for assuming the incremental risk of these issues narrowed during the period, with a positive impact on prices.5

5 The yield spread is the difference between the yield of a municipal bond security and the yield of an AAA-rated municipal credit. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

6 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

The fund's returns were somewhat constrained by our relative underweighting of lower-quality, higher-yielding bonds, which outperformed over the period. While our exposure to airline-related issues was modest, our selection within that sector helped performance, as we managed to avoid most of the direct impact of the Delta and Northwest bankruptcy filings. Our holdings of issues related to hospitals and senior living centers helped returns as these sectors benefited from spread tightening and refunding activity (which generally results in an improved credit profile for the affected issues).

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest-rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.6 In attempting to maintain a duration-neutral stance, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. Performance benefited from our efforts to minimize the impact of a flattening yield curve on returns, in particular by hedging our exposure to the 10-year segment of the market. The execution of this strategy also allowed us to benefit from the outperformance of the municipal market vs. taxable bonds. In addition, our exposure to inverse floaters, instruments whose coupon rates move in the opposite direction of short-term rates, helped performance. This position has been trimmed with the increase in short-term rates.

The flattening of the yield curve that has occurred has significantly reduced the income advantage provided by longer-term issues. We are currently emphasizing bonds with maturities in the 10-year range and that are priced to a call. The fund is currently well-positioned should the yield curve steepen and should quality spreads widen.

Going forward, we will continue to manage the fund's credit profile opportunistically, adjusting our exposure to lower-quality issues up or down in view of the relative value they present. With credit spreads currently narrow by historical standards, we believe our somewhat defensive stance from a quality perspective has us well-positioned for the next high-yield market cycle. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Portfolio Composition	5/31/06	5/31/05

Revenue Bonds	63%	70%
ETM/Prerefunded	21%	10%
General Obligation Bonds	11%	13%
Lease Obligations	5%	7%
	100%	100%
Quality	5/31/06	5/31/05

AAA	38%	38%
AA	7%	3%
A	14%	16%
BBB	16%	15%
BB	3%	4%
B	2%	4%
CCC	3%	—
Not Rated	17%	20%
	100%	100%
Effective Maturity	5/31/06	5/31/05

Less than 1 year	10%	9%
1-4.99 years	29%	14%
5-7.99 years	40%	39%
8-15 years	19%	34%
Greater than 15 years	2%	4%
	100%	100%

Weighted average effective maturity: 5.83 and 7.16 years, respectively.

Portfolio composition, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (% of Investment Portfolio)	5/31/06	5/31/05

California	18%	18%
Texas	10%	10%
New York	9%	9%
Massachusetts	7%	5%
Pennsylvania	6%	5%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.4%
Alabama 0.8%
Camden, AL, Industrial Development Board Revenue, Weyerhaeuser, Series A, 6.125%, 12/1/2024	1,000,000	1,086,440
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	3,700,000	3,880,412
Sylacauga, AL, Health Care Authority Revenue, Coosa Valley Medical Center, Series A, 6.0%, 8/1/2035	2,000,000	2,052,240
		7,019,092
Alaska 0.3%
Anchorage, AK, State General Obligation, 5.5%, 7/1/2018 (a) (d)	2,680,000	2,894,320
Arizona 0.5%
Arizona, Water & Sewer Revenue, Water Infrastructure Finance Authority, Series A, Prerefunded, 5.375%, 10/1/2013	3,625,000	3,908,076
California 17.0%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.875%, 5/1/2016	4,500,000	5,043,465
California, Multi-Family Housing Revenue, Communities Development Authority Revenue, East Valley Tourist, Series A, 9.25%, 10/1/2020	4,000,000	4,385,520
California, Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2020	4,000,000	4,334,680
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	15,110,000	16,730,397
Series 2003-A-1, 6.75%, 6/1/2039	17,750,000	19,859,943
California, State Economic Recovery, Series C-11, 3.12%*, 7/1/2023, BNP Paribas (b)	100,000	100,000
California, State General Obligation:
Series C-4, 3.44%*, 5/1/2033, Landesbank Hessen-Thuringen (b)	200,000	200,000
5.0%, 2/1/2020	11,105,000	11,515,663
5.25%, 2/1/2019	8,000,000	8,466,560
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, 5.5%, 6/1/2019	3,825,000	4,133,142
California, Whittier Union High School District, 5.0%, 8/1/2016 (a)	2,980,000	3,183,772
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Prerefunded, Series A, 7.1%, 1/1/2011	4,415,000	5,000,473
Prerefunded, Series A, 7.15%, 1/1/2014	2,875,000	3,261,026
Los Angeles County, CA, Public Works Financing Authority Lease Revenue, Master Project, Series A, 5.0%, 12/1/2017 (a)	5,310,000	5,616,918
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease, Series C, AMT, 7.5%, 12/1/2024	6,035,000	6,497,100
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	940,000	981,999
Sacramento, CA, Municipal Utility District Electric Revenue, Series R, 5.0%, 8/15/2015 (a)	11,220,000	12,067,334
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	4,000,000	4,194,480
San Joaquin Hills, CA, Transportation Corridor Agency:
Prerefunded, 7.6%, 1/1/2011	5,000,000	5,403,850
Prerefunded, 7.65%, 1/1/2012	15,000,000	16,223,100
Prerefunded, 7.65%, 1/1/2013	4,000,000	4,326,160
Southern California, Metropolitan Water District, Waterworks Revenue, Series C-2, 3.4%*, 7/1/2030	345,000	345,000
		141,870,582
Colorado 3.1%
Colorado, Hospital & Healthcare Revenue, Health Facilities Authority, Hospital-Portercare Adventist Health, 6.625%, 11/15/2026	2,000,000	2,284,840
Colorado, Transportation/Tolls Revenue, Northwest Parkway Public Highway Authority, Series D, 7.125%, 6/15/2041	8,000,000	7,514,960
Denver, CO, Airport Revenue, AMT, Series D, 7.75%, 11/15/2013	9,775,000	11,021,019
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	2,300,000	2,363,756
Montrose, CO, Memorial Hospital Revenue, 6.375%, 12/1/2023	2,355,000	2,596,717
		25,781,292
Connecticut 1.7%
Mashantucket, CT, Project Revenue, Western Pequot Tribe:
Series B, 144A, Zero Coupon, 9/1/2010	2,000,000	1,636,220
Series B, 144A, Zero Coupon, 9/1/2011	2,000,000	1,549,000
Series B, 144A, Zero Coupon, 9/1/2012	2,000,000	1,466,800
Series B, 144A, Zero Coupon, 9/1/2013	2,000,000	1,376,220
Series B, 144A, Zero Coupon, 9/1/2014	2,000,000	1,295,140
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Western Pequot Tribe:
Series B, 144A, 5.7%, 9/1/2012	1,000,000	1,032,780
Series A, Prerefunded, 144A, 6.4%, 9/1/2011	1,490,000	1,554,785
Series A, 144A, 6.4%, 9/1/2011	1,510,000	1,547,312
Mohegan Tribe, CT, Gaming Authority, Priority Distribution, 144A, 5.25%, 1/1/2033	3,000,000	3,015,690
		14,473,947
Delaware 0.4%
Delaware, Industrial Development Revenue, 6.375%, 5/1/2027	2,000,000	2,091,840
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series A, 6.0%, 1/1/2035	1,000,000	1,022,600
		3,114,440
Florida 2.2%
Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching, Series A: 3.59%*, 12/1/2012, SunTrust Bank (b)	400,000	400,000
3.59%*, 12/1/2032, SunTrust Bank (b)	600,000	600,000
Bayside, FL, Sales & Special Tax Revenue, Community Development District, Series A, 6.3%, 5/1/2018	455,000	467,722
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	1,000,000	1,111,950
Highlands County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Adventist Hospital, Series D, 5.875%, 11/15/2029	4,000,000	4,270,600
Hillsborough County, FL, Hospital & Healthcare Revenue, Industrial Development Authority, University Community Hospital Project, Series A, 5.625%, 8/15/2019	3,425,000	3,518,468
Miami Beach, FL, Health Facilities Authority Hospital Revenue, Mount Sinai Medical Center, 144A, 6.75%, 11/15/2029	6,400,000	7,143,424
Orlando, FL, Greater Aviation Authority, Airport Facilities Revenue, Jet Blue Airways Corp., AMT, 6.5%, 11/15/2036	1,000,000	1,016,760
Palm Beach County, FL, Health Facilities Authority Revenue, Bethesda Healthcare System Project, 3.59%*, 12/1/2031, SunTrust Bank (b)	100,000	100,000
		18,628,924
Georgia 1.4%
Americus-Sumter County, GA, Hospital & Healthcare Revenue, Hospital Authority, South Georgia Methodist, Series A, 6.375%, 5/15/2029	3,000,000	3,065,640
Athens-Clarke County, GA, Senior Care Revenue, Wesley Woods, 6.35%, 10/1/2017	1,310,000	1,176,786
Atlanta, GA, Tax Allocation, Princeton Lakes Project, 144A, 5.5%, 1/1/2031	1,235,000	1,241,792
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., 3.59%*, 1/1/2022 (a)	450,000	450,000
Coweta County, GA, Senior Care Revenue, Residential Care Facilities for the Elderly Authority, Wesley Woods, Series A, 8.25%, 10/1/2026	1,000,000	1,033,980
Georgia, Municipal Electric Authority, Power Revenue:
Series Z, Prerefunded, 5.5%, 1/1/2012	80,000	85,126
Series 2005-Z, 5.5%, 1/1/2012	1,295,000	1,370,459
Rockdale County, GA, Resource Recovery Revenue, Development Authority, Visy Paper, Inc. Project, AMT, 7.4%, 1/1/2016	3,415,000	3,427,567
		11,851,350
Guam 0.2%
Government of Guam, Waterworks Authority, Water & Wastewater System Revenue, 5.5%, 7/1/2016	1,300,000	1,379,573
Illinois 1.7%
Chicago, IL, General Obligation, Series A, 5.25%, 1/1/2029 (a)	1,000,000	1,052,620
Illinois, Health Facilities Authority Revenue, Benedict State, Series 2003A-1, 6.9%, 11/15/2033	3,000,000	3,275,880
Kane County, IL, School District General Obligation, School District No. 129 Aurora West Side, Series A, 5.75%, 2/1/2018 (a) (d)	4,370,000	4,797,692
Southern, IL, University Revenue, Housing & Auxiliary Facilities System, Series A, 5.0%, 4/1/2015 (a)	3,130,000	3,328,473
Winnebago County, IL, School District General Obligation, School District No. 122, Series 3, 6.45%, 6/1/2008 (a)	1,500,000	1,577,490
		14,032,155
Indiana 0.9%
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	1,000,000	996,350
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	2,300,000	2,325,829
North Manchester, IN, Senior Care Revenue, 7.25%, 7/1/2033	3,000,000	3,120,360
St. Joseph County, IN, Economic Development Revenue, Holy Cross Village, Notre Dame Project, Series A: 6.0%, 5/15/2026	235,000	245,742
6.0%, 5/15/2038	470,000	487,451
		7,175,732
Iowa 0.4%
Wapello County, IA, Hospital & Healthcare Revenue, Ottumwa Regional Health Center Project, 6.375%, 10/1/2031	3,000,000	3,160,620
Kansas 2.5%
Lenexa, KS, Hospital & Healthcare Revenue, Series C, 6.875%, 5/15/2032	1,750,000	1,871,467
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	1,000,000	1,037,360
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	8,000,000	8,755,680
Wichita, KS, Hospital & Healthcare Revenue:
Series 3, 5.5%, 11/15/2025	1,300,000	1,350,414
Series 3, 5.625%, 11/15/2031	3,750,000	3,916,725
Wyandotte County, KS, Unified Government Special Obligation Revenue, Sales Tax, Series B, 5.0%, 12/1/2020	3,600,000	3,691,692
		20,623,338
Kentucky 1.1%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	5,500,000	5,928,340
Kentucky, Transportation/Tolls Revenue, State Turnpike Authority, Revitalization Project, Series A, 5.5%, 7/1/2014 (a)	3,210,000	3,540,823
		9,469,163
Maryland 2.3%
Anne Arundel County, MD, General Obligation, National Business Park Project, Prerefunded, 144A, 7.375%, 7/1/2028	1,994,000	2,296,211
Maryland, Higher Education Revenue, Collegiate Housing Foundation, Series A, 5.75%, 6/1/2031	1,000,000	1,073,700
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,805,425
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	12,000,000	12,790,920
		18,966,256
Massachusetts 6.2%
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT:
6.5%, 9/1/2035	4,000,000	4,095,800
8.0%, 9/1/2035	1,000,000	997,110
Massachusetts, Health & Educational Facilities Authority Revenue, Caritas Christi Obligation, Series B, 6.25%, 7/1/2022	1,750,000	1,871,170
Massachusetts, Health & Educational Facilities Authority Revenue, Milford-Whitinsville Hospital, Series D, 6.5%, 7/15/2023	2,685,000	2,882,509
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	3,900,000	4,773,132
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series B, 5.125%, 7/1/2019	1,185,000	1,218,796
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, South Shore Hospital:
Series F, 5.625%, 7/1/2019	1,000,000	1,049,720
Series F, 5.75%, 7/1/2029	4,000,000	4,213,200
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,855,000	3,940,967
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	2,000,000	2,464,220
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	7,450,000	8,058,739
Massachusetts, State General Obligation, Series B, 5.0%, 8/1/2014	5,000,000	5,332,300
Massachusetts, State Water Resources Authority, Series A, 5.25%, 8/1/2016 (a)	10,000,000	10,898,200
		51,795,863
Michigan 2.8%
Delta County, MI, Pollution Control Revenue, Economic Development Corp., Series A, 6.25%, 4/15/2027	5,000,000	5,628,700
Detroit, MI, Sales & Special Tax Revenue, Downtown Development Authority:
Zero Coupon, 7/1/2011	3,150,000	2,507,274
Zero Coupon, 7/1/2012	3,150,000	2,377,337
Detroit, MI, School District General Obligation:
Series A, 5.5%, 5/1/2016 (a) (d)	1,500,000	1,631,610
Series A, 5.5%, 5/1/2018 (a)	1,565,000	1,702,313
Series A, 5.5%, 5/1/2019 (a) (d)	1,200,000	1,305,288
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	2,173,260
Kentwood, MI, Industrial Development Revenue, Economic Development, Series A, 6.0%, 11/15/2032	1,750,000	1,793,435
Michigan, Senior Care Revenue, Strategic Fund Limited, 5.75%, 11/15/2018	1,500,000	1,573,680
Michigan, State Hospital Finance Authority Revenue, Crittenton Hospital Medical Center, Series B, 3.56%*, 3/1/2014, Comerica Bank (b)	660,000	660,000
Michigan, University of Michigan Hospital Revenues, Series A-2, 3.55%*, 12/1/2024	200,000	200,000
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	2,000,000	2,181,860
		23,734,757
Minnesota 0.2%
Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Benedictine Health Systems, St. Mary:
5.375%, 2/15/2022	1,000,000	1,038,100
5.5%, 2/15/2023	1,000,000	1,042,210
		2,080,310
Mississippi 0.2%
Mississippi, Sales & Special Tax Revenue, Development Bank, Diamond Lakes Utilities, Series A, 6.25%, 12/1/2017	1,300,000	1,310,816
Missouri 2.4%
Florissant, MO, Industrial Development Revenue, Desmet Acquisition, Series A, 8.5%, 8/15/2030	6,690,000	7,294,709
Florissant, MO, Industrial Development Revenue, St. Catherine Acquisition, Series B, 9.0%, 8/15/2030	3,150,000	3,431,106
Kansas City, MO, Industrial Development Authority, Health Facilities Revenue, First Mortgage, Bishop Spencer, Series A, 6.5%, 1/1/2035	1,000,000	1,048,120
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	7,600,000	8,468,300
		20,242,235
Nevada 1.4%
Clark County, NV, County General Obligation, 5.5%, 6/1/2015 (a) (d)	5,000,000	5,370,100
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	6,000,000	6,277,740
		11,647,840
New Hampshire 1.2%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	2,000,000	2,309,240
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, New Hampshire Catholic Charities, 5.8%, 8/1/2022	2,760,000	2,782,163
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Rivermead at Peterborough:
5.5%, 7/1/2013	1,710,000	1,738,300
5.625%, 7/1/2018	1,615,000	1,646,412
New Hampshire, Senior Care Revenue, Health & Educational Facilities Authority, Riverwoods at Exeter:
Series A, 6.375%, 3/1/2013	640,000	650,944
Series A, 6.5%, 3/1/2023	1,000,000	1,015,160
		10,142,219
New Jersey 1.9%
Middlesex County, NJ, Pollution Control Authority Revenue, Pollution Control Amerada, 6.05%, 9/15/2034	1,000,000	1,069,400
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,165,000	1,229,728
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	1,430,000	1,494,808
Series A, 5.0%, 7/1/2023 (a)	1,770,000	1,837,242
New Jersey, Economic Development Authority Revenue, United Methodist Homes, Series A-2, 6.625%, 7/1/2033	2,500,000	2,752,475
New Jersey, Health Care Facilities, Financing Authority Revenue, Series A-3, 3.43%*, 7/1/2035, Fleet National Bank (b)	400,000	400,000
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,425,000	1,443,653
New Jersey, Tobacco Settlement Filing Corp., 6.25%, 6/1/2043	5,500,000	5,957,545
		16,184,851
New York 7.5%
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	3,000,000	3,263,220
New York, Long Island Power Authority, Electric System Revenue, Series 3A, 3.2%*, 5/1/2033, JPMorgan Chase Bank (b)	200,000	200,000
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013	2,750,000	2,972,860
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2017 (a)	1,670,000	1,766,359
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	2,750,000	2,964,032
New York, State Housing Finance Agency Revenue, Series A, AMT, 3.2%*, 5/1/2029	300,000	300,000
New York, State Thruway Authority, Highway & Bridge Trust Fund, Series B, 5.0%, 4/1/2016 (a)	2,500,000	2,666,500
New York, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.75%, 7/1/2018	7,000,000	7,923,720
New York City, NY, Housing Development Corp. Revenue, Capital Funding Project, NYC Housing Authority Project, Series A, 5.0%, 7/1/2018 (a)	12,500,000	13,118,250
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	8,000,000	8,402,400
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport:
AMT, 7.75%, 8/1/2031	5,000,000	5,616,400
AMT, 8.0%, 8/1/2028	3,000,000	3,445,500
New York, NY, General Obligation:
Series A, Prerefunded, 7.0%, 8/1/2007	200,000	204,112
Series A, 7.0%, 8/1/2007	4,800,000	4,896,432
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	1,500,000	1,659,840
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 5.5%, 2/1/2016	2,000,000	2,157,529
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,250,000	1,267,938
		62,825,092
North Carolina 0.6%
North Carolina, Electric Revenue, Municipal Power Agency:
Series F, 5.5%, 1/1/2016	1,000,000	1,061,950
Series F, 5.5%, 1/1/2017	1,495,000	1,582,353
Series B, 6.375%, 1/1/2013	2,075,000	2,236,103
		4,880,406
North Dakota 0.5%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,750,000	4,127,625
Ohio 1.3%
Franklin County, OH, Hospital & Healthcare Revenue, Health Care Facilities, Ohio Presbyterian Retirement Service, Series A, 7.125%, 7/1/2029	1,000,000	1,151,340
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013 (a)	5,860,000	6,320,362
Ohio, Transportation/Tolls Revenue, Turnpike Authority, Series B, 5.5%, 2/15/2013 (a)	3,000,000	3,278,430
		10,750,132
Oklahoma 0.1%
Tulsa County, OK, Industrial Authority Revenue, First Mortgage Montercau, Series A, 3.53%*, 7/1/2032, BNP Paribas (b)	430,000	430,000
Pennsylvania 5.9%
Allegheny County, PA, Hospital & Healthcare Revenue, Hospital Development Authority, West Pennsylvania Allegheny Health Services:
9.25%, 11/15/2022	2,000,000	2,381,780
Series B, 9.25%, 11/15/2030	4,630,000	5,503,959
Bucks County, PA, Industrial Development Authority, Retirement Community Revenue, Ann's Choice, Inc. Facility, Series A, 6.25%, 1/1/2035	2,250,000	2,342,048
Chester County, PA, Senior Care Revenue, Health & Education Facilities Authority, Jenners Pond, Inc. Project, 7.625%, 7/1/2034	1,750,000	1,979,600
Delaware County, PA, Project Revenue, Authority First Management, White Horse Village Project, Series A, 7.625%, 7/1/2030	1,000,000	1,146,830
Delaware County, PA, Senior Care Revenue, Authority First Management, White Horse Village Project:
Series A, 6.7%, 7/1/2007	1,000,000	1,022,250
Series A, 7.5%, 7/1/2018	2,000,000	2,045,800
Delaware Valley, PA, County General Obligation, Regional Financial Authority, 5.75%, 7/1/2017	6,250,000	6,943,000
Montgomery County, PA, Industrial Development Authority Revenue, Whitemarsh Continuing Care, 6.25%, 2/1/2035	2,400,000	2,542,896
Montgomery County, PA, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	3,125,000	3,499,875
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	5,095,000	5,519,566
Pennsylvania, Sales & Special Tax Revenue, Economic Development Financing Authority, Amtrak Project, AMT, Series A, 6.125%, 11/1/2021	700,000	745,703
Pennsylvania, State General Obligation, 5.0%, 1/1/2017	4,000,000	4,255,040
Philadelphia, PA, Industrial Development Authority Revenue, Doubletree Commercial Development, Series A, Prerefunded, 6.5%*, 10/1/2027	4,500,000	4,658,310
Westmoreland County, PA, Industrial Development Authority Revenue, Redstone Retirement Community, Series A, 5.875%, 1/1/2032	1,000,000	1,020,130
Westmoreland County, PA, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	3,000,000	3,504,390
		49,111,177
Puerto Rico 0.2%
Commonwealth of Puerto Rico, Government Development Bank, Series B, 5.0%, 12/1/2015	1,470,000	1,523,199
Rhode Island 0.2%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	1,750,000	1,843,100
South Carolina 3.2%
Berkeley County, SC, General Obligation, School District, 5.5%, 1/15/2017 (a)	8,970,000	9,691,278
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,554,855
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Bon Secours Health Systems, Inc., Series A, 5.625%, 11/15/2030	5,000,000	5,230,750
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, Prerefunded, 7.375%, 12/15/2021	3,500,000	4,075,610
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health:
Series C, Prerefunded, 7.0%, 8/1/2030	4,820,000	5,697,143
Series C, 7.0%, 8/1/2030	600,000	691,962
		26,941,598
Tennessee 2.4%
Elizabethton, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board, Series B, 8.0%, 7/1/2033	3,000,000	3,517,050
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	5,000,000	5,786,750
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool: 3.58%*, 4/1/2032, Bank of America NA (b)	4,200,000	4,200,000
3.58%*, 2/1/2036, Bank of America NA (b)	500,000	500,000
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care:
EMT, 6.5%, 9/1/2026	1,870,000	2,142,590
Prerefunded, 6.5%, 9/1/2026	3,130,000	3,586,260
		19,732,650
Texas 9.7%
Abilene, TX, Hospital & Healthcare Revenue, Health Facilities, Sears Methodist Retirement Facilities, Series A, 7.0%, 11/15/2033	3,500,000	3,785,075
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,534,050
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 4.3875%, 4/1/2027	4,975,000	3,573,642
Fort Bend, TX, General Obligation, Independent School District, Series A, 5.25%, 8/15/2025	4,445,000	4,723,035
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Herman Healthcare Systems, Series A, 5.125%, 12/1/2023	1,175,000	1,193,694
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	4,460,000	4,999,883
Hidalgo County, TX, Hospital & Healthcare Revenue, Health Services Mission Hospital, 6.875%, 8/15/2026	5,000,000	5,225,400
Hidalgo County, TX, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	3,500,000	3,660,650
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	10,100,000	10,320,887
Jefferson County, TX, County General Obligation:
5.75%, 8/1/2015 (a)	3,075,000	3,377,242
5.75%, 8/1/2017 (a)	1,185,000	1,298,286
Lubbock, TX, Health Facilities Development Corp. Revenue, First Mortgage Carillon Project, Series A, 6.5%, 7/1/2019	2,510,000	2,694,259
Plano, TX, Independent School District:
Prerefunded, 5.375%, 2/15/2016	3,300,000	3,526,974
5.375%, 2/15/2016	1,700,000	1,810,347
San Antonio, TX, Gas & Electric System, 5.375%, 2/1/2020	2,500,000	2,686,775
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	2,500,000	2,811,300
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	5,000,000	5,358,150
Texas, Water & Sewer Revenue, Waste Disposal Authority, AMT, 6.65%, 4/1/2032	2,000,000	2,155,280
Tom Green County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Shannon Health System Project, 6.75%, 5/15/2021	1,000,000	1,081,860
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.48%*, 11/15/2035, LaSalle Bank NA (b)	3,000,000	3,000,000
Travis County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Ascension Health, Series A, Prerefunded, 6.25%, 11/15/2015 (a)	10,000,000	10,889,200
		80,705,989
Utah 0.3%
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	2,000,000	2,211,700
Vermont 0.1%
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, AMT, 144A, 8.25%, 6/15/2020 (c)	860,000	860,714
Virginia 0.9%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	3,000,000	3,251,160
Virginia, Senior Care Revenue, 7.375%, 12/1/2032	3,500,000	4,250,820
		7,501,980
Washington 3.9%
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a) (d)	4,885,000	5,432,950
Tacoma, WA, Electric Revenue, Series A, 5.75%, 1/1/2016 (a)	5,000,000	5,460,600
Washington, Electric Revenue, Energy Northeast Electric, Series A, 5.75%, 7/1/2018 (a)	3,500,000	3,828,685
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, Series A, 6.3%, 7/1/2012	10,000,000	11,266,300
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 3, Series B, 7.125%, 7/1/2016	2,500,000	3,060,150
Whatcom County, WA, General Obligation, Washington School District No. 503, 5.5%, 12/1/2014 (a)	3,375,000	3,645,540
		32,694,225
West Virginia 0.7%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	980,000	1,059,223
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	4,020,000	4,520,048
		5,579,271
Wisconsin 2.1%
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	5,000,000	5,635,150
Wisconsin, State General Obligation, Series 1, 5.5%, 5/1/2014 (a)	8,410,000	9,253,691
Wisconsin, State Health & Educational Facilities Authority Revenue, Beaver Dam Community Hospitals, Inc., Series A, 6.75%, 8/15/2034	2,500,000	2,700,450
		17,589,291
Total Municipal Bonds and Notes (Cost $716,068,667)		770,795,900

Municipal Inverse Floating Rate Notes 5.4%
California 0.7%
California, Electric Revenue, Department Water Supply, Series 309, 144A, 7.02%, 5/1/2018, Leverage Factor at purchase date: 2 to 1 (a)	1,875,000	2,230,238
California, General Obligation, Economic Recovery, Series 926, 144A, 6.656%, 7/1/2015, Leverage Factor at purchase date: 2 to 1	2,900,000	3,362,086
		5,592,324
District of Columbia 0.8%
District of Columbia, Water & Sewer Revenue, Water & Sewer Authority, RITES:
144A, 8.299%, 10/1/2014, Leverage Factor at purchase date: 2 to 1 (a)	4,220,000	5,374,972
144A, 8.318%, 10/1/2016, Leverage Factor at purchase date: 2 to 1 (a)	1,155,000	1,505,554
		6,880,526
Massachusetts 0.8%
Massachusetts, Electric Revenue, Wholesale Electrical Co. Power Supply, Series 674, 144A, 10.3%, 7/1/2016, Leverage Factor at purchase date: 2 to 1 (a)	5,392,500	6,842,597
Michigan 0.1%
Michigan, State Agency General Obligation Lease, Building Authority, RITES, Series B, 144A, 7.321%, 4/15/2009, Leverage Factor at purchase date: 2 to 1	1,145,000	1,320,242
New Jersey 0.2%
New Jersey, Economic Development Authority Revenue, RITES, Series PA-1253, 144A, 18.27%, 9/1/2011, Leverage Factor at purchase date: 6 to 1 (a)	1,015,000	1,716,923
New York 1.0%
New York, Municipal Securities Trust Certificates, Series 7000, Class B, 144A, 7.32%, 11/15/2016, Leverage Factor at purchase date: 2 to 1 (a)	5,000,000	5,895,700
New York, Senior Care Revenue, Dormitory Authority, Series 310, 144A, 8.29%, 2/15/2010, Leverage Factor at purchase date: 2 to 1 (a)	1,890,000	2,382,307
		8,278,007
Texas 0.5%
Dallas, TX, Airport Revenue, International Airport, Series 350, AMT, 144A, 7.225%, 5/1/2011, Leverage Factor at purchase date: 2 to 1 (a)	3,565,000	4,057,826
Washington 1.3%
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No. 2, 8.395%, 7/1/2012, Leverage Factor at purchase date: 2 to 1	3,000,000	3,484,709
Washington, Electric Revenue, RITES, 7.051%, 7/1/2015, Leverage Factor at purchase date: 2 to 1	6,250,000	7,094,375
		10,579,084
Total Municipal Inverse Floating Rate Notes (Cost $41,096,450)		45,267,529
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $757,165,117)+	97.8	816,063,429
Other Assets and Liabilities, Net	2.2	18,279,836
Net Assets	100.0	834,343,265

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2006.

+ The cost for federal income tax purposes was $756,832,565. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $59,230,864. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $61,957,184 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,726,320.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	1.5
Financial Guaranty Insurance Company	4.0
Financial Security Assurance, Inc.	5.2
MBIA Corp.	10.5

(b) Security incorporates a letter of credit from a major bank.

(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

(d) All or a portion of these securities represent collateral held in connection with open interest rate swaps.

Schedule of Restricted Securities
Security	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as a % of Net Assets
Vermont, Multi-Family Housing Revenue, Housing Finance Agency, Northgate Project, 144A, AMT, 8.25%, 6/15/2020	12/12/1989	843,716	860,714	0.1

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At May 31, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Appreciation ($)
8/23/2006 8/23/2015	9,700,000*	Fixed — 3.78%	Floating — BMA	191,578
Total net unrealized appreciation on open interest rate swaps				191,578
Counterparty: * Lehman Brothers, Inc. BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006
Assets
Investments in securities, at value (cost $757,165,117)	$ 816,063,429
Interest receivable	15,069,616
Receivable for Fund shares sold	828,973
Receivable for investments sold	10,241,133
Net unrealized appreciation on interest rate swaps	191,578
Other assets	52,385
Total assets	842,447,114
Liabilities
Due to custodian bank	424,031
Payable for investments purchased	5,402,211
Dividends payable	721,948
Payable for Fund shares redeemed	401,443
Accrued management fee	454,464
Other accrued expenses and payables	699,752
Total liabilities	8,103,849
Net assets, at value	$ 834,343,265
Net Assets
Net assets consist of: Undistributed net investment income	113,827
Net unrealized appreciation (depreciation) on: Investments	58,898,312
Interest rate swaps	191,578
Accumulated net realized gain (loss)	(20,614,154)
Paid-in capital	795,753,702
Net assets, at value	$ 834,343,265

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($180,691,040 ÷ 14,141,424 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.78
Maximum offering price per share (100 ÷ 95.5 of $12.78)	$ 13.38

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($50,051,150 ÷ 3,915,625 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.78

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($63,763,941 ÷ 4,987,469 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.78
Class AARP Net Asset Value, offering and redemption price(a) per share ($63,399,514 ÷ 4,958,757 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.79
Class S Net Asset Value, offering and redemption price(a) per share ($473,310,088 ÷ 37,007,734 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.79
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,127,532 ÷ 244,439 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.79

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2006
Investment Income
Income: Interest	$ 48,094,620
Expenses: Management fee	5,145,687
Services to shareholders	786,070
Custodian and accounting fees	145,455
Distribution service fees	1,529,778
Auditing	67,951
Legal	44,416
Trustees' fees and expenses	24,507
Reports to shareholders	95,140
Registration fees	91,461
Other	364,663
Total expenses before expense reductions	8,295,128
Expense reductions	(28,097)
Total expenses after expense reductions	8,267,031
Net investment income (loss)	39,827,589
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,251,879)
Interest rate swaps	3,012,665
(239,214)
Net unrealized appreciation (depreciation) during the period on: Investments	(9,246,594)
Interest rate swaps	2,760,878
(6,485,716)
Net gain (loss) on investment transactions	(6,724,930)
Net increase (decrease) in net assets resulting from operations	$ 33,102,659

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2006	2005
Operations: Net investment income	$ 39,827,589	$ 41,908,007
Net realized gain (loss) on investment transactions	(239,214)	(1,494,489)
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,485,716)	26,063,567
Net increase (decrease) in net assets resulting from operations	33,102,659	66,477,085
Distributions to shareholders from: Net investment income: Class A	(8,710,832)	(8,509,883)
Class B	(2,051,836)	(2,387,302)
Class C	(2,513,821)	(2,607,317)
Class AARP	(2,974,643)	(2,687,852)
Class S	(23,636,052)	(25,520,256)
Institutional Class	(51,488)	(11,399)
Net realized gains: Class A	(30,383)	(78,253)
Class B	(8,482)	(25,876)
Class C	(10,352)	(27,779)
Class AARP	(10,088)	(23,743)
Class S	(78,492)	(222,475)
Institutional Class	(62)	(128)
Fund share transactions: Proceeds from shares sold	150,712,235	168,209,742
Reinvestment of distributions	23,988,346	24,940,880
Cost of shares redeemed	(177,151,242)	(203,891,072)
Redemption fees	8,574	820
Net increase (decrease) in net assets from Fund share transactions	(2,442,087)	(10,739,630)
Increase (decrease) in net assets	(9,415,959)	13,635,192
Net assets at beginning of period	843,759,224	830,124,032
Net assets at end of period (undistributed net investment income of $113,827 and $224,900, respectively)	$ 834,343,265	$ 843,759,224

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.88	$ 12.50	$ 12.86	$ 12.55	$ 12.39
Income from investment operations: Net investment income	.60	.65	.67	.68	.69
Net realized and unrealized gain (loss) on investment transactions	(.10)	.39	(.35)	.31	.16
Total from investment operations	.50	1.04	.32	.99	.85
Less distributions from: Net investment income	(.60)	(.65)	(.67)	(.68)	(.69)
Net realized gain on investment transactions	(.00)*	(.01)	(.01)	—	—
Total distributions	(.60)	(.66)	(.68)	(.68)	(.69)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.78	$ 12.88	$ 12.50	$ 12.86	$ 12.55
Total Return (%)[a]	4.01	8.48[b]	2.48[b]	8.13[b]	6.97[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	181	182	151	102	62
Ratio of expenses before expense reductions (%)	.98	.96	1.00	1.04	1.05
Ratio of expenses after expense reductions (%)	.98	.90	.80	.80	.80
Ratio of net investment income (%)	4.70	5.14	5.24	5.44	5.47
Portfolio turnover rate (%)	43	34	44	16	21
[a] Total return does not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class B Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.89	$ 12.51	$ 12.86	$ 12.56	$ 12.40
Income from investment operations: Net investment income	.50	.55	.57	.58	.59
Net realized and unrealized gain (loss) on investment transactions	(.11)	.39	(.34)	.30	.16
Total from investment operations	.39	.94	.23	.88	.75
Less distributions from: Net investment income	(.50)	(.55)	(.57)	(.58)	(.59)
Net realized gain on investment transactions	(.00)*	(.01)	(.01)	—	—
Total distributions	(.50)	(.56)	(.58)	(.58)	(.59)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.78	$ 12.89	$ 12.51	$ 12.86	$ 12.56
Total Return (%)[a]	3.13	7.65[b]	1.74[b]	7.19[b]	6.14[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	54	56	53	27
Ratio of expenses before expense reductions (%)	1.76	1.73	1.82	1.84	1.85
Ratio of expenses after expense reductions (%)	1.76	1.68	1.60	1.60	1.60
Ratio of net investment income (%)	3.92	4.36	4.44	4.64	4.67
Portfolio turnover rate (%)	43	34	44	16	21
[a] Total return does not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class C Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.89	$ 12.51	$ 12.87	$ 12.56	$ 12.40
Income from investment operations: Net investment income	.51	.55	.57	.59	.59
Net realized and unrealized gain (loss) on investment transactions	(.11)	.39	(.35)	.31	.16
Total from investment operations	.40	.94	.22	.90	.75
Less distributions from: Net investment income	(.51)	(.55)	(.57)	(.59)	(.59)
Net realized gain on investment transactions	(.00)*	(.01)	(.01)	—	—
Total distributions	(.51)	(.56)	(.58)	(.59)	(.59)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.78	$ 12.89	$ 12.51	$ 12.87	$ 12.56
Total Return (%)[a]	3.15	7.66[b]	1.69[b]	7.30[b]	6.16[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	63	58	42	16
Ratio of expenses before expense reductions (%)	1.74	1.72	1.79	1.82	1.82
Ratio of expenses after expense reductions (%)	1.74	1.67	1.57	1.58	1.58
Ratio of net investment income (%)	3.94	4.37	4.47	4.66	4.69
Portfolio turnover rate (%)	43	34	44	16	21
[a] Total return does not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class AARP Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.89	$ 12.51	$ 12.87	$ 12.56	$ 12.40
Income from investment operations: Net investment income	.63	.67	.67	.69	.69
Net realized and unrealized gain (loss) on investment transactions	(.10)	.39	(.35)	.31	.16
Total from investment operations	.53	1.06	.32	1.00	.85
Less distributions from: Net investment income	(.63)	(.67)	(.67)	(.69)	(.69)
Net realized gain on investment transactions	(.00)*	(.01)	(.01)	—	—
Total distributions	(.63)	(.68)	(.68)	(.69)	(.69)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.79	$ 12.89	$ 12.51	$ 12.87	$ 12.56
Total Return (%)	4.20	8.63	2.52[a]	8.17	6.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	55	50	39	18
Ratio of expenses before expense reductions (%)	.81	.76	.77	.77	.77
Ratio of expenses after expense reductions (%)	.81	.76	.76	.77	.77
Ratio of net investment income (%)	4.87	5.28	5.28	5.47	5.50
Portfolio turnover rate (%)	43	34	44	16	21
[a] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Class S Years Ended May 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 12.89	$ 12.52	$ 12.87	$ 12.56	$ 12.40
Income from investment operations: Net investment income	.63	.67	.67	.69	.69
Net realized and unrealized gain (loss) on investment transactions	(.10)	.38	(.34)	.31	.16
Total from investment operations	.53	1.05	.33	1.00	.85
Less distributions from: Net investment income	(.63)	(.67)	(.67)	(.69)	(.69)
Net realized gain on investment transactions	(.00)*	(.01)	(.01)	—	—
Total distributions	(.63)	(.68)	(.68)	(.69)	(.69)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 12.79	$ 12.89	$ 12.52	$ 12.87	$ 12.56
Total Return (%)	4.19	8.52	2.59[a]	8.17	6.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	473	488	517	550	576
Ratio of expenses before expense reductions (%)	.81	.80	.78	.77	.77
Ratio of expenses after expense reductions (%)	.81	.80	.77	.77	.77
Ratio of net investment income (%)	4.87	5.24	5.27	5.47	5.50
Portfolio turnover rate (%)	43	34	44	16	21
[a] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended May 31,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.90	$ 12.52	$ 12.87	$ 12.73
Income from investment operations: Net investment income	.63	.67	.67	.55
Net realized and unrealized gain (loss) on investment transactions	(.10)	.39	(.34)	.14
Total from investment operations	.53	1.06	.33	.69
Less distributions from: Net investment income	(.64)	(.67)	(.67)	(.55)
Net realized gain on investment transactions	(.00)***	(.01)	(.01)	—
Total distributions	(.64)	(.68)	(.68)	(.55)
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 12.79	$ 12.90	$ 12.52	$ 12.87
Total Return (%)	4.18[b]	8.67	2.61	5.55**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.36		.16	.5
Ratio of expenses before expense reductions (%)	.81	.76	.73	.74*
Ratio of expenses after expense reductions (%)	.78	.76	.73	.74*
Ratio of net investment income (%)	4.90	5.28	5.31	5.60*
Portfolio turnover rate (%)	43	34	44	16

[a] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to May 31, 2003.

[b] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Yield Tax Free Fund (formerly Scudder High Yield Tax-Free Fund) (the "Fund") is a diversified series of DWS Municipal Trust (formerly Scudder Municipal Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP were designed for members of AARP (Please see Note C, under the caption Other Related Parties, and Note I). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factor. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $18,590,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2008 ($2,691,000), May 31, 2009 ($3,117,000), May 31, 2010 ($4,526,000), May 31, 2012 ($3,607,000), May 31, 2013 ($2,355,000) and May 31, 2014 ($2,294,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through May 31, 2006, the Fund incurred approximately $760,500 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2007.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 835,775
Capital loss carryforwards	$ (18,590,000)
Unrealized appreciation (depreciation) on investments	$ 59,230,864

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2006	2005
Distributions from tax-exempt income	$ 39,938,672	$ 41,724,009
Distributions from taxable income	$ 137,859	$ 378,254

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $366,202,261 and $368,773,176, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% of the first $300,000,000 of the Fund's average daily net assets, 0.60% on the next $200,000,000 of such net assets, and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

Effective April 1, 2004 through September 30, 2006, the Advisor contractually agreed to waive a portion of its management fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.79%, 0.80%, 0.80%, 0.79%, 0.79% and 0.75% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or services fees, trustee and trustee counsel fees, organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2006
Class A	$ 81,055	$ —	$ 14,160
Class B	26,454	—	5,235
Class C	23,815	—	4,339
Class AARP	53,847	—	9,610
Class S	308,920	—	49,577
Institutional Class	869	238	463
	$ 494,960	$ 238	$ 83,384

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $126,256, of which $10,791 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class B	$ 391,648	$ 34,144
Class C	477,445	40,887
	$ 869,093	$ 75,031

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annual Effective Rate
Class A	$ 398,691	$ 44,932.22%
Class B	119,559	9,848.23%
Class C	142,435	15,896.22%
	$ 660,685	$ 70,676

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2006 aggregated $43,588.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2006, the CDSC for Class B and Class C aggregated $141,482 and $9,624, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2006, DWS-SDI received $3,192.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $22,880, of which $8,160 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates. (Please see Note I.)

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the year ended May 31, 2006, the Advisor has agreed to reimburse the Fund $12,864 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses. During the year ended May 31, 2006, custodian and transfer agent fees were reduced by $514 and $14,481, respectively, under these arrangements.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2006		Year Ended May 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,568,034	$ 45,822,100	5,455,086	$ 69,439,147
Class B	314,649	4,043,691	304,901	3,871,184
Class C	990,603	12,729,275	1,240,080	15,787,705
Class AARP	1,293,298	16,605,561	1,087,158	13,846,933
Class S	5,332,079	68,496,008	5,097,179	64,985,930
Institutional Class	234,734	3,015,600	21,858	278,843
		$ 150,712,235		$ 168,209,742
Shares issued to shareholders in reinvestment of distributions
Class A	388,657	$ 4,991,535	393,732	$ 5,008,300
Class B	76,631	984,687	91,108	1,158,961
Class C	104,150	1,338,371	110,933	1,411,637
Class AARP	133,816	1,719,541	122,726	1,562,134
Class S	1,160,586	14,921,419	1,240,406	15,792,883
Institutional Class	2,558	32,793	547	6,965
		$ 23,988,346		$ 24,940,880
Shares redeemed
Class A	(3,974,411)	$ (50,969,287)	(3,732,822)	$ (47,502,890)
Class B	(696,100)	(8,939,943)	(614,167)	(7,794,427)
Class C	(1,021,704)	(13,116,058)	(1,043,119)	(13,254,271)
Class AARP	(769,431)	(9,868,202)	(868,507)	(11,023,086)
Class S	(7,323,993)	(93,988,109)	(9,779,570)	(124,227,739)
Institutional Class	(20,998)	(269,643)	(6,918)	(88,659)
		$ (177,151,242)		$ (203,891,072)
Redemption fees		$ 8,574		$ 820
Net increase (decrease)
Class A	(17,720)	$ (153,512)	2,115,996	$ 26,944,587
Class B	(304,820)	(3,911,563)	(218,158)	(2,764,282)
Class C	73,049	951,589	307,894	3,945,071
Class AARP	657,683	8,459,508	341,377	4,385,991
Class S	(831,328)	(10,566,859)	(3,441,985)	(43,448,146)
Institutional Class	216,294	2,778,750	15,487	197,149
		$ (2,442,087)		$ (10,739,630)

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

I. Subsequent Event

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006, and Class AARP shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS High Yield Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS High Yield Tax Free Fund (formerly Scudder High Yield Tax-Free Fund) (the "Fund") at May 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2006, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS High Yield Tax Free Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Municipal Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	398,427,388.794	14,910,286.909
Dawn-Marie Driscoll	398,547,823.407	14,789,852.296
Keith R. Fox	398,603,100.489	14,734,575.214
Kenneth C. Froewiss	398,471,580.537	14,866,095.166
Martin J. Gruber	398,241,707.878	15,095.967.825
Richard J. Herring	398,413,658.458	14,924,017.245
Graham E. Jones	398,277,770.609	15,059,905.094
Rebecca W. Rimel	398,575,790.193	14,761,885.510
Philip Saunders, Jr.	398,377,368.962	14,960,306.741
William N. Searcy, Jr.	398,655,233.476	14,682,442.227
Jean Gleason Stromberg	398,477,592.998	14,860,082.705
Carl W. Vogt	397,959,556.604	15,378,119.099
Axel Schwarzer	398,598,027.674	14,739,648.029

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
37,582,551.374	1,703,562.864	1,687,611.080	8,132,192.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
36,910,011.369	2,341.625.158	1,722,088.791	8,132,192.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
37,216,297.825	1,990,927.586	1,766,499.907	8,132,192.000

IV-A. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Municipal Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
327,741,040.378	14,224,068.278	17,302,295.047	54,070,272.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders:

IV-B. Approval of Further Amendments to the Amended and Restated Declaration of Trust.

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute

		88
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Name, Year of Birth, Position with the Fund and Length of Time Served	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	84
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5,7] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1997-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[5] (1962) Chief Compliance Officer, 2004-present	Managing Director[4], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)
A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

7 Elected June 27, 2006.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	NOTAX	NOTBX	NOTCX	NOTIX
CUSIP Number	23337W-105	23337W-204	23337W-303	23337W-600
Fund Number	152	252	352	512
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHYFX	SHYTX
Fund Number	2108	2008

ITEM 2.	CODE OF ETHICS.

As of the end of the period, May 31, 2006, DWS Municipal Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS HIGH YIELD TAX FREE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$61,700	$0	$0	$0
2005	$55,500	$225	$7,300	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$45,200	$197,605	$0
2005	$581,822	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$197,605	$15,000	$212,605
2005	$7,300	$0	$207,146	$214,446

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Yield Tax Free Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006